Exhibit 10.1

Execution Copy

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of June __, 2020, by and among INVO Bioscience, Inc., a Nevada corporation (the “Company”), and the subscribers identified on the signature page hereto (each a “Subscriber” and collectively “Subscribers”).

WHEREAS, the Company and the Subscribers are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2), Section 4(6) and/or Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “1933 Act”).

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Subscribers, as provided herein, and the Subscribers, in the aggregate, shall purchase up to Three Million Five Hundred Thousand Dollars ($3,500,000) (the “Purchase Price”) of principal amount of secured convertible promissory notes of the Company (“Note” or “Notes”) which notes are convertible into shares (“Conversion Shares”) of the Company’s common stock, par value $0.0001 per share (“Common Stock”) pursuant to the terms and conditions set forth in the Notes with an initial conversion price of $3.60, the form of which is annexed hereto as Exhibit A, and unit purchase options (the “Purchase Options”), in the form annexed hereto as Exhibit B, to purchase units (“Units”) with each Unit consisting of (A) shares of the Company’s common stock, par value $0.0001 per share (the “Unit Shares”) and (B) warrants (“Warrants”), in the form annexed hereto as Exhibit C, to purchase shares of Common Stock (“Warrant Shares”). The Notes, the Conversion Shares, the Purchase Options, Units, the Unit Shares, the Warrants, and the Warrant Shares are collectively referred to herein as the “Securities.

WHEREAS, to secure payment for the Notes, concurrent with the Closing Date, the Company will grant Subscribers a security interest in certain assets pursuant to a security agreement substantially in the form attached hereto as Exhibit D (the “Security Agreement”).

WHEREAS, the Company engaged Tribal Capital Markets, LLC (“Tribal”) as placement agent for the transactions contemplated by this Agreement and agreed to pay Tribal fees for those investors who invest hereunder per the efforts of Tribal as follows: (i) a cash fee equal to 8% of the proceeds invested under this Agreement (the “Cash Fee”), payable at the time of closing of subscriptions under this Agreement and (ii) a warrant to purchase 8% of the proceeds invested under this Agreement at an exercise price of $3.60, with the form of warrant being the same as the Warrants set forth above.

WHEREAS, on May 15, 2020, the Company conducted an initial closing of $2,105,000 in Notes (the “Initial Closing”).

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Subscribers hereby agree as follows:

1.     Conditions To Closing. Subject to the satisfaction or waiver of the terms and conditions of this Agreement, on the Closing Date (as defined in Section 2), each Subscriber shall purchase, and the Company shall sell to each Subscriber, a Note in the principal amount designated on the signature page hereto. The aggregate amount of the Notes to be purchased by the Subscribers on the Closing Date shall, in the aggregate, be equal to the Purchase Price. Notwithstanding anything to the contrary contained herein, the parties agree that $25,000 , representing legal fees of the Subscribers for this Agreement and the transactions related thereto, shall be deducted from the Purchase Price to be paid by the Subscribers to the Company on the Closing Date.

2.     Closing Date. The “Closing Date” shall be the date that subscriber funds representing the amount due the Company from the Purchase Price of the offer and sale of the Notes and Purchase Options is transmitted by cash, cancellation of indebtedness, wire transfer or check, subject to collection to the escrow account as directed by the Company. Each Subscriber understands and acknowledges that this subscription is part of a proposed placement by the Company of up to $3,500,000 of Notes, which offering is being made on a “best efforts” basis (the “Offering”). During the Offering, funds will be held in an escrow account established by the Company and released at the discretion of the Company from time to time. If a subscription is not accepted, whether in whole or in part, the subscription funds held therein will be returned to the Subscriber without interest or deduction. The consummation of the transactions contemplated herein for all Closings shall take place at the offices of Dentons US, LLP, 601 S. Figueroa Street, Suite 2500, Los Angeles, California 90017, upon the satisfaction of all conditions to Closing set forth in this Agreement.

3.     Purchase Options.     On the Closing Date, the Company will issue and deliver a Purchase Option to each Subscriber. The number of Purchase Options issuable to a Subscriber will be equal to the principal amount of the Note subscribed for by Subscriber multiplied by 0.139 and each Purchase Option will be exercisable for Units consisting of: (A) one share of Common Stock and (B) a Warrant to purchase one share of Common Stock. The Exercise Price to acquire a Purchase Option will be $5.00 and the exercise price for a Warrant will be $6.00.

4.     Subscriber’s Representations and Warranties. Each Subscriber hereby represents and warrants to and agrees with the Company only as to such Subscriber the following:

(a)     Organization and Standing of the Subscribers. If the Subscriber is an entity, such Subscriber is a corporation, limited liability company, partnership, or other entity duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

(b)     Authorization and Power. Each Subscriber has the requisite power and authority to enter into and perform this Agreement and the Security Agreement and to purchase the Notes and Purchase Options being sold to it hereunder. The execution, delivery and performance of this Agreement and the Security Agreement by such Subscriber and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate or partnership action, and no further consent or authorization of such Subscriber or its Board of Directors, stockholders, partners, members, as the case may be, is required. This Agreement has been duly authorized, executed, and delivered by such Subscriber and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Subscriber enforceable against the Subscriber in accordance with the terms thereof, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity.

(c)     No Conflicts. The execution, delivery and performance of this

Agreement and the consummation by such Subscriber of the transactions contemplated hereby or relating hereto do not and will not (i) result in a violation of such Subscriber’s charter documents or bylaws or other organizational documents or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument or obligation to which such Subscriber is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to such Subscriber or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on such Subscriber). Such Subscriber is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or to purchase the Notes or acquire the Warrants in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, such Subscriber is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

(d)     Information on Company. The Subscriber has been furnished with or has had access at the EDGAR Website of the Commission to the Company’s Form 10-K for the year ended December 31, 2019 and all reports, schedules, forms, statements and other documents required to be filed by it with the Commission pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”)(all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “Reports”). In addition, the Subscriber has received in writing from the Company such other information concerning its operations, financial condition and other matters as the Subscriber has requested in writing (such other information is collectively, the “Other Written Information”), and considered all factors the Subscriber deems material in deciding on the advisability of investing in the Securities.

(e)     Information on Subscriber. The Subscriber is, and will be at the time of the conversion of the Notes and exercise of the Warrants, an “accredited investor”, as such term is defined in Regulation D promulgated by the Commission under the 1933 Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Subscriber to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. The Subscriber has the authority and is duly and legally qualified to purchase and own the Securities. The Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. The information set forth on the signature page hereto regarding the Subscriber is accurate.

(f)     Purchase of Notes and Purchase Options. Subscriber further represents the address set forth in the Confidential Purchaser Questionnaire is his/her principal residence (or, if Subscriber is a company, partnership or other entity, the address of its principal place of business); that Subscriber is purchasing the Securities for Subscriber’s own account and not, in whole or in part, for the account of any other person; Subscriber is purchasing the Securities for investment and not with a view to resale or distribution; and Subscriber has not formed any entity for the purpose of purchasing the Securities.

(g)     Compliance with Securities Act. The Subscriber understands and agrees that the Securities have not been registered under the 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of Subscriber contained herein), and that such Securities must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or any applicable state securities laws or is exempt from such registration.

(h)     Note Legend. The Note shall bear the following or similar legend:

“THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO [THE COMPANY] THAT SUCH REGISTRATION IS NOT REQUIRED.”

(i)     Purchase Options Legend. The Purchase Options shall bear the following or similar legend:

“THIS PURCHASE OPTIONS AND THE COMMON SHARES AND WARRANTS ISSUABLE UPON EXERCISE OF THIS PURCHASE OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS PURCHASE OPTION AND AND THE COMMON SHARES AND WARRANTS ISSUABLE UPON EXERCISE OF THIS PURCHASE OPTION MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS PURCHASE OPTION UNDER SAID ACT OR ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO [THE COMPANY] THAT SUCH REGISTRATION IS NOT REQUIRED.”

(j)     Warrants Legend. The Warrants shall bear the following or similar legend

“THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SAID ACT OR ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY

SATISFACTORY TO [THE COMPANY] THAT SUCH REGISTRATION IS NOT REQUIRED.”

(k)     Conversion Shares, Unit Shares and Warrant Shares Legend. The Conversion Shares, Unit Shares and Warrant Shares shall bear the following legend:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO [THE COMPANY] THAT SUCH REGISTRATION IS NOT REQUIRED.”

(l)     Communication of Offer. The offer to sell the Securities was directly communicated to the Subscriber by the Company and such offer to sell the Securities was made prior to the Initial Closing on May 15, 2020. At no time was the Subscriber presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

(m)     No Governmental Review. Each Subscriber understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Securities or the suitability of the investment in the Securities, nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(n)     Correctness of Representations. Each Subscriber represents as to such Subscriber that the foregoing representations and warranties in this Agreement and the Confidential Purchaser Questionnaire are true and correct as of the date hereof and, unless a Subscriber otherwise notifies the Company prior to each Closing Date, shall be true and correct as of each Closing Date.

(o)     Review of Documents. Subscriber has carefully read this Agreement, the other Transaction Documents, and the Reports, and Subscriber has accurately completed the Confidential Purchaser Questionnaire which accompanies this Agreement.

(p)     Completion of Questionnaire. The Confidential Purchaser Questionnaire has been completed, signed and delivered to the Company by the Subscriber and is, as of the date hereof, true, complete, and correct in all respects.

5.     Company Representations and Warranties. The Company represents and warrants to and agrees with each Subscriber the following, except as set forth in the Reports (but (i)without giving effect to any amendment thereof filed with, or furnished to the Commission on or after the date hereof and (ii) excluding any disclosures contained under the heading “Risk Factors” and any disclosure of risks included in any “forward-looking statements” disclaimer or in any other section to the extent they are forward-looking statements or cautionary, predictive or forward-looking in nature) and as otherwise qualified in the Transaction Documents or the Disclosure Schedules to this Agreement:

(a)     Due Incorporation. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate power to own its properties and to carry on its business as disclosed in the Reports. The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a Material Adverse Effect. For purpose of this Agreement, a “Material Adverse Effect” shall mean a material adverse effect on the financial condition, results of operations, properties or business of the Company taken as a whole.

(b)     Authority; Enforceability. This Agreement, the Notes, the Purchase Options, the Security Agreement, the Warrant, the Registration Rights Agreement (as defined herein) and any other agreements delivered together with this Agreement or in connection herewith (collectively “Transaction Documents”) have been duly authorized, executed and delivered by the Company and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity. The Company has full corporate power and authority necessary to enter into and deliver the Transaction Documents and to perform its obligations thereunder, including, without limitation, the issuance of the Notes and the reservation for issuance and issuance of the Conversion Shares issuable upon conversion of the Notes, the reservation for issuance and issuance of the Unit Shares issuable pursuant to the terms of the Purchase Options and the issuance of the Warrants and the reservation for issuance and issuance of the Warrant Shares issuable upon exercise of the Warrants.

(c)     Capitalization. The Company is authorized to issue (i) 200,000,000 shares of Common Stock of which, as of the date of this Agreement, 7,888,717 shares were issued and outstanding and 1,404,597 shares are reserved for issuance pursuant to securities (other than the Notes, the Purchase Options and the Warrants) exercisable or exchangeable for, or convertible into, shares of Common Stock, and (ii) 100,000,000 shares of preferred stock, par value $0.0001 per share, of which, as of the date of this Agreement, no shares were issued and outstanding. All outstanding shares of Common Stock have been duly authorized and validly issued, and are fully paid, nonassessable, and free of any preemptive rights. (i) None of the Company’s capital stock is subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company; (ii) except as disclosed in Schedule 5(c)(iii), there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional capital stock of the Company or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company; (iii) except as disclosed in Schedule 5(c)(iii), there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of the Company or by which the Company is or may become bound; (iv) there are no financing statements securing obligations in any amounts filed in connection with the Company; (v) there are no agreements or arrangements under which the Company is obligated to register the sale of any of their securities under the 1933 Act; (vi) there are no outstanding securities or instruments of the Company which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company is or may become bound to redeem a security of the Company; (vii) there are no securities or instruments containing anti-

dilution or similar provisions that will be triggered by the issuance of the Securities; (viii) the Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement; and (ix) the Company does not have any liabilities or obligations required to be disclosed in the Reports which are not so disclosed in the Reports, other than those incurred in the ordinary course of the Company’s business and which, individually or in the aggregate, do not or could not have a Material Adverse Effect.

(d)     Consents. No consent, approval, authorization, or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, or any of its Affiliates, any Principal Market, or the Company’s stockholders is required for the execution by the Company of the Transaction Documents and compliance and performance by the Company of its obligations under the Transaction Documents, including, without limitation, the issuance and sale of the Securities. The Company is not in violation of the requirements of the Principal Market and has no knowledge of any facts or circumstances which could reasonably lead to delisting or suspension of the Common Stock in the foreseeable future.

(e)     No Violation or Conflict. Assuming the representations and warranties of the Subscribers in Section 4 are true and correct, except as set forth in Schedule 5(e), neither the issuance and sale of the Securities nor the performance of the Company’s obligations under this Agreement and the Transaction Documents will violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default in any material respect) of a material nature under (A) the articles or certificate of incorporation, charter or bylaws of the Company or (B) to the Company’s knowledge, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or over the properties or assets of the Company or any of its Affiliates.

(f)     The Securities. The Securities upon issuance:

(i)     are, or will be, free and clear of any preemptive or similar rights, security interests, liens, claims or other encumbrances, other than restrictions upon transfer under the 1933 Act and any applicable state securities laws;

(ii)     have been, or will be, duly and validly authorized, and upon either conversion of the Notes, the Conversion Shares, exercise of the Units, the Unit Shares and the Warrants and exercise of the Warrants, the Warrant Shares will be duly and validly issued, fully paid and nonassessable, and, if (A) registered pursuant to the 1933 Act, (B) prospectus delivery requirements have been complied with, and (C) resold pursuant to an effective registration statement, will be free trading and unrestricted;

(iii)     will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company;

(iv)     will not subject the holders thereof to personal liability by reason of being such holders provided Subscriber’s representations herein are true and accurate and Subscribers take no actions or fail to take any actions required for their purchase of the Securities to be in compliance with all applicable laws and regulations; and

(v)     will not result in a violation of Section 5 under the 1933 Act, provided Subscriber’s representations herein are true and accurate and Subscribers take no actions or fail to take any actions required by Subscriber for Subscriber’s purchase of the Securities to be in compliance with all applicable laws and regulations.

As of the Closing, the Company shall have reserved from its duly authorized capital stock not less than (i) 100% of the maximum number of Conversion Shares initially issuable upon conversion of the Notes (assuming for purposes hereof that the Notes are convertible at the initial Conversion Price (as defined in the Notes) and without taking into account any limitations on the conversion of the Notes set forth in the Notes), (ii) 100% of the maximum number of Unit Shares issuable pursuant to the terms of the Purchase Option without taking into account any limitations on the issuance of securities set forth in the Notes and (iii) 100% of the maximum number of Warrant Shares initially issuable upon exercise of the Warrants (without taking into account any limitations on the exercise of the Warrants set forth therein).

(g)     Litigation. Except as set forth in the Reports, there is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates that would affect the execution by the Company or the performance by the Company of its obligations under the Transaction Documents. Except as disclosed in the Reports, there is no pending or, to the best knowledge of the Company, basis for or threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates which litigation if adversely determined would have a Material Adverse Effect.

(h)     Information Concerning Company. During the two (2) years prior to the date hereof, the Company has timely filed all Reports required to be filed by it with the Commission pursuant to the reporting requirements of the 1934 Act. The Company has delivered to the Subscribers or their respective representatives true, correct and complete copies of each of the Reports not available on the EDGAR system. The Reports contain all the information required to be disclosed therein as of their respective dates. As of their respective dates, the financial statements of the Company included in the Reports complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto as in effect as of the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate). Since the last day of the fiscal year of the most recent audited financial statements included in the Reports (“Latest Financial Date”), and except as modified in the Reports or Other Written Information or in the Schedules hereto, there has been no Material Adverse Event relating to the Company’s business, financial condition or affairs not disclosed in the Reports. The Reports do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made. No other information provided by or on behalf of the Company to any of the Subscribers which is not included in the Reports (including, without limitation, information referred to in Section 4(d) of this Agreement) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein not misleading, in the light of the circumstance under which they are or were made.

(i)     Defaults. The Company is not in violation of its articles of incorporation or bylaws. Except as disclosed on Schedule 5(i), the Company is (i) not in default under or in violation of any other material agreement or instrument to which it is a party or by which it or any of its properties are bound or affected, which default or violation would have a Material Adverse Effect, (ii) not in default with respect to any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters, or (iii) not in violation of any statute, rule or regulation of any governmental authority which violation would have a Material Adverse Effect.

(j)     No General Solicitation. Neither the Company, nor any of its Affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

(k)     Absence of Certain Changes. Since the date of the Company’s most recent audited financial statements contained in a Form 10-K except as disclosed in the Reports filed subsequent to such Form 10-K, there has been no material adverse change and no material adverse development in the business, assets, liabilities, properties, operations (including results thereof), condition (financial or otherwise) or prospects of the Company taken as a whole. Since the Latest Financial Date, except as disclosed in the Reports filed subsequent to such Form 10-K, the Company has not (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, outside of the ordinary course of business or (iii) made any material capital expenditures, individually or in the aggregate, outside the ordinary course of business. The Company has not taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does the Company have any knowledge or reason to believe that any of its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. The Company is not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Closing, will not be Insolvent (as defined below). For purposes of this Section 5(k), “Insolvent” means, with respect to the Company, (i) the present fair saleable value of the Company’s assets is less than the amount required to pay the Company’s total Indebtedness (as defined below), (ii) the Company is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (iii) the Company intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature. The Company has not engaged in any business or in any transaction, and is not about to engage in any business or in any transaction, for which the Company’s remaining assets constitute unreasonably small capital.

(l)     Intellectual Property. The Company has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or required for use in connection with their respective businesses as described in the Reports and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). None of, and the Company has not received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this

Agreement. The Company has not received, since the Latest Financial Date, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as could not have or reasonably be expected to not have a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has no knowledge of any facts that would preclude it from having valid license rights or clear title to the Intellectual Property Rights. The Company has no knowledge that it lacks or will be unable to obtain any rights or licenses to use all Intellectual Property Rights that are necessary to conduct its business.

(m)     Transactions With Affiliates and Employees. None of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000 other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

(n)     No Integrated Offering. Assuming the accuracy of the Subscribers’ representations and warranties set forth herein, neither the Company nor any Person acting on its behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

(o)     No Undisclosed Events, Liabilities, Developments or Circumstances. Except as disclosed in the Reports, no event, liability, development or circumstance has occurred or exists, or is reasonably expected to exist or occur with respect to the Company or any of its businesses, properties, liabilities, prospects, operations (including results thereof) or condition (financial or otherwise), that (i) would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 filed with the Commission relating to an issuance and sale by the Company of its Common Stock and which has not been publicly announced, (ii) could have a material adverse effect on any Subscriber’s investment hereunder or (iii) could have a Material Adverse Effect.

(p)     Foreign Corrupt Practices. Neither the Company nor, to the knowledge of the Company, any director, officer, agent, employee or other Person acting on behalf of the Company has, in the course of its actions for, or on behalf of, the Company (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

(q)     Sarbanes-Oxley Act. The Company is in material compliance with all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof.

(r)     Indebtedness and Other Contracts. The Company (i) except as disclosed on Schedule 5(r), does not have any outstanding Indebtedness (as defined below), (ii) is not a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument could reasonably be expected to result in a Material Adverse Effect, (iii) is not in violation of any term of, or in default under, any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, or (iv) is not a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company’s officers, has or is expected to have a Material Adverse Effect. For purposes of this Agreement: (x) “Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, “capital leases” in accordance with generally accepted accounting principles) (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, claim, lien, tax, right of first refusal, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; and (y) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

6.     Registration Rights Granted to Subscriber.  If the Company determines to register any of its securities, either for its own account or the account of a security holder or holders, other than (i) a registration relating solely to employee benefit plans on Form S-8 (or any successor form) or (ii) a registration relating solely to a Commission Rule 145 transaction on Form S-4 (or any successor form), the Company will include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, the Conversion Shares underlying the Notes, the Unit Shares underlying the Purchase Options and the Warrant Shares underlying the Warrants delivered pursuant to this Agreement, subject to any reductions required due to the Commission’s interpretation of Rule 415 of the 1933 Act, in accordance with the terms of that certain Registration Rights Agreement entered into between the Company and the Subscribers (the “Registration Rights Agreement”).

7.     Regulation D Offering. The offer and issuance of the Securities to the Subscribers is being made pursuant to the exemption from the registration provisions of the 1933 Act afforded by Section 4(2) or Section 4(6) of the 1933 Act and/or Rule 506 of Regulation D promulgated thereunder. The Company will provide, at the Company’s expense, such other legal opinions in the future as are reasonably necessary for the issuance and resale of the Common Stock issuable upon conversion of the Notes and exercise of the Warrants pursuant to an effective registration statement.

8.     Covenants.

(a)     Reporting Status. Until the date on which the Subscribers shall have sold all of the Securities (the “Reporting Period”), the Company shall timely file all reports required to be filed with the Commission pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would no longer require or otherwise permit such termination.

(b)     Reservation of Shares. So long as any Notes, Purchase Options or Warrants remain outstanding, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than (i) 100% of the maximum number of Conversion Shares initially issuable upon conversion of the Notes (assuming for purposes hereof that the Notes are convertible at the initial Conversion Price (as defined in the Notes) and without taking into account any limitations on the conversion of the Notes set forth in the Notes), (ii) 100% of the maximum number of Unit Shares issuable pursuant to the terms of the Purchase Options and (iii) 100% of the maximum number of Warrant Shares initially issuable upon exercise of the Warrants (without taking into account any limitations on the exercise of the Warrants set forth therein).

(c)     Other Notes or Indebtedness; Variable Securities. So long as any Notes remain outstanding, the Company will not issue any Notes (other than to the Subscribers as contemplated hereby) or incur any Indebtedness senior to or pari passu to the Notes, and the Company shall not issue any other securities that would cause a breach or default under the Notes, without the prior written consent of the holders of a majority of the Notes held by the Subscribers on the Closing Date (‘Requisite Holders”). So long as any Notes remain outstanding, the Company shall be prohibited from effecting or entering into an agreement to effect any Subsequent Equity Financing involving a Variable Rate Transaction without the prior written consent of the Requisite Holders. “Variable Rate Transaction” means a transaction in which the Company (i) issues or sells any Convertible Securities either (A) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such Convertible Securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such Convertible Securities or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock, other than pursuant to a customary “weighted average” anti-dilution provision or (ii) enters into any agreement (including, without limitation, an equity line of credit or an “at-the-market” offering) whereby the Company may sell securities at a future determined price (other than standard and customary “preemptive” or “participation” rights). Each Subscriber shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

9.     Patriot Act Compliance. (Terms used in this section are defined in paragraph (d) below.)

To induce the Company to accept the undersigned’s investment, the undersigned hereby makes the following representations, warranties and covenants to the Company:

(a)     The undersigned represents and warrants that no holder of any beneficial interest in the undersigned’s equity securities of the Company (each a “Beneficial Interest Holder”) and, no Related Person (in the case the undersigned is an entity) is or will be:

(1)     A person or entity whose name appears on the list of specially designated nationals and blocked persons maintained by the Office of Foreign Asset Control from time to time;

(2)     A Foreign Shell Bank; or

(3)     A person or entity resident in or whose subscription funds are transferred from or through an account in a Non-Cooperative Jurisdiction.

(b)     The undersigned represents that the bank or other financial institution (the “Wiring Institution”) from which the undersigned’s funds will be wired is located in a FATF Country.

(c)     The undersigned represents that:

(1)     Neither it, any Beneficial Interest Holder nor any Related Person (in the case of the undersigned is an entity) is a Senior Foreign Political Figure, any member of a Senior Foreign Political Figure’s Immediate Family or any Close Associate of a Senior Foreign Political Figure;

(2)     Neither it, any Beneficial Interest Holder nor any Related Person (in the case the undersigned is an entity) is resident in, or organized or chartered under the laws of, a jurisdiction designated by the Secretary of the Treasury under Section 311 or 312 of the USA PATRIOT Act as warranting special measures due to money laundering concerns; and

(3)     Its investment funds do not originate from, nor will they be routed through, an account maintained at a Foreign Shell Bank, an “offshore bank,” or a bank organized or chartered under the laws of a Non-Cooperative Jurisdiction.

(d)     Definitions:

Close Associate: With respect to a Senior Foreign Political Figure, a person who is widely and publicly known internationally to maintain an unusually close relationship with the Senior Foreign Political Figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the Senior Foreign Political Figure.

FATF: The Financial Action Task Force on Money Laundering.

FATF Country: A country that is a member of FATF. As of September 1, 2003, the countries which are members of FATF are: Argentina; Australia; Austria; Belgium; Brazil; Canada; Denmark; Finland; France; Germany; Greece; Hong Kong; Iceland; Ireland; Italy; Japan; Luxembourg; Mexico; Kingdom of the Netherlands; New Zealand; Norway; Portugal; Singapore; South Africa; Spain; Sweden; Switzerland; Turkey; United Kingdom and United States. For a current list of FATF members see http://www1.oecd.org/fatf/Members_en.htm.

Foreign Bank: An organization which (i) is organized under the laws of a country outside the United States; (ii) engages in the business of banking; (iii) is recognized as a bank by the bank supervisory or monetary authority of the country of its organization or principal banking operations; (iv) receives deposits to a substantial extent in the regular course of its business; and (v) has the power to accept demand deposits, but does not include the U.S. branches or agencies of a foreign bank.

Foreign Shell Bank: A Foreign Bank without a Physical Presence in any country, but does not include a Regulated Affiliate.

Government Entity: Any government or any state, department or other political subdivision thereof, or any governmental body, agency, authority or instrumentality in any jurisdiction exercising executive, legislative, regulatory or administrative functions of or pertaining to government.

Immediate Family: With respect to a Senior Foreign Political Figure, typically includes the political figure’s parents, siblings, spouse, children and in-laws.

Non-Cooperative Jurisdiction: Any foreign country or territory that has been designated as non-cooperative with international anti-money laundering principles or procedures by an intergovernmental group or organization, such as FATF, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur. See http://www1.oecd.org/fatf/NCCT_en.htm for FATF’s list of non-cooperative countries and territories.

Physical Presence: A place of business maintained by a Foreign Bank and is located at a fixed address, other than solely a post office box or an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities, at which location the Foreign Bank: (a) employs one or more individuals on a full-time basis; (b) maintains operating records related to its banking activities; and (c) is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities.

Publicly Traded Company: An entity whose securities are listed on a recognized securities exchange or quoted on an automated quotation system in the U.S. or country other than a Non-Cooperative Jurisdiction or a wholly-owned subsidiary of such an entity.

Qualified Plan: A tax qualified pension or retirement plan in which at least 100 employees participate that is maintained by an employer organized in the U.S. or is a U.S. Government Entity.

Regulated Affiliate: A Foreign Shell Bank that: (a) is an affiliate of a depository institution, credit union or Foreign Bank that maintains a Physical Presence in the U.S. or a foreign country, as applicable; and (b) is subject to supervision by a banking authority in the country regulating such affiliated depository institution, credit union or Foreign Bank.

Related Person: With respect to any entity, any interest holder, director, senior officer, trustee, beneficiary or grantor of such entity; provided that in the case of an entity that is a Publicly Traded Company or a Qualified Plan, the term “Related Person” shall exclude any interest holder holding less than 5% of any class of securities of such Publicly Traded Company and beneficiaries of such Qualified Plan.

Senior Foreign Political Figure: A senior official in the executive, legislative, administrative, military or judicial branches of a non-U.S. government (whether elected or not), a senior official of a major non-U.S. political party, or a senior executive of a non-U.S. government-owned corporation. In addition, a Senior Foreign Political Figure includes any corporation, business or other entity that has been formed by, or for the benefit of, a Senior Foreign Political Figure.

USA PATRIOT Act: The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT Act) Act of 2001 (Pub. L. No. 107-56).

10.     Miscellaneous.

(a)     Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable overnight air courier service with charges prepaid, or (iv) transmitted by hand delivery or email, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by email, with accurate confirmation generated by the transmitting email machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company, to: INVO Bioscience, Inc., 5582 Broadcast Court, Sarasota, Florida 34240, Attn: Steve Shum, email: steveshum@invobioscience.com, with a copy by email only to: Dentons US LLP, 601 S. Figueroa Street, Suite 2500, Los Angeles, California 90017, Attn: Greg Carney, Esq., email: greg.carney@dentons.com, and (ii) if to the Subscriber, to: the one or more addresses and email addresses indicated on the signature pages hereto.

(b)     Preemptive Rights. So long as 15% of the Notes issued to Subscribers on the Closing Date remain outstanding, if the Company offers to sell Covered Securities (as defined below) in a public or private offering of Covered Securities solely for cash (a “Qualified Offering”), each Subscriber shall be afforded the opportunity to acquire from the Company, for the same price and on the same terms as such Covered Securities are offered, in the aggregate up to the amount of Covered Securities required to enable it to maintain its Subscriber Percentage Interest. “Subscriber Percentage Interest” means, as of any date of determination, the percentage equal to (A) the aggregate number of shares of Common Stock beneficially owned by the Subscriber as of the date of determination divided by (B) the total number of outstanding shares of Common Stock as of such date. “Covered Securities” means Common Stock and any rights, options or warrants to purchase or securities convertible into or exercisable or exchangeable for Common Stock, other than securities that are issuances to employees, including new employees, or directors of, or consultants or advisors to, the Company or any of its subsidiaries pursuant to (i) an Approved Stock Plan (as defined below), provided that (1) all such issuances (taking into account the shares of Common Stock issuable upon exercise of such options) after the date hereof pursuant to this clause do not, in the aggregate, exceed more than 25% of the Common Stock issued and outstanding immediately prior to the date hereof and (2) the exercise price of any such options is not lowered, none of such options are amended to increase the number of shares issuable thereunder and none of the terms or conditions of any such options are otherwise materially changed in any manner that adversely affects any of the Subscribers, provided that such issuances are approved by the Board of Directors; (ii) shares of Common Stock or Convertible Securities issued or issuable to banks, service providers, or equipment lessors pursuant to a non-convertible debt financing or equipment leasing transaction approved by the Board provided that the primary purpose of such issuance is not to raise capital; and (iii) shares of Common Stock or Convertible Securities issued or issuable in connection with strategic alliances, acquisitions, mergers, joint ventures, strategic partnerships and licenses provided that the primary purpose of such issuance is not to raise capital (each an “Excluded Issuance”). “Approved Stock Plan” means any employee benefit plan which has been approved by the board of directors of the Company prior to or subsequent to the date hereof pursuant to which shares of Common Stock and standard options to purchase Common Stock may be issued to any employee, officer or director for services provided to the Company in their capacity as such. Prior to making any Qualified Offering of Covered Securities, the Company shall give the Subscriber written notice at the address shown on each Subscriber’s signature page hereto of its intention to make such an offering, describing, to the extent then known, the anticipated amount of securities, and other material terms then known to the Company upon which the Company proposes to offer the same (such notice, a “Qualified Offering Notice”). The Subscriber shall then have 10 days after receipt of the Qualified Offering Notice (the “Offer Period”) to notify the Company in writing that it intends to exercise such preemptive right and as to the amount of Covered Securities the Subscriber desires to purchase, up to the maximum amount calculated pursuant to this Section 9(b) (the “Designated Securities”). Such notice constitutes a non-binding indication of interest of the Subscriber to purchase the amount of Designated Securities specified by the Subscriber (or a proportionately lesser amount if the amount of Covered Securities to be offered in such Qualified Offering is subsequently reduced) at the price (or range of prices) established in the Qualified Offering and other terms set forth in the Company’s notice to it. Any failure to respond or to confirm the Subscriber’s interest in purchasing any Covered Securities to which it is entitled under this Section 9(b) during the Offer Period constitutes a waiver of its preemptive rights in respect of such offering or as to the Covered Securities as to which no interest in purchasing is received, as applicable. The sale of the Covered Securities in the Qualified Offering, including any Designated Securities, shall be closed not later than 120 days after the end of the Offer Period. The Covered Securities to be sold to other investors in such Qualified Offering shall be sold at a price not less than, and upon terms no more favorable to such other investors than, those specified in the Qualified Offering Notice. If the Company does not consummate the sale of Covered Securities to other investors within such 120-day period, the right provided hereunder shall be revived and such securities shall not be offered unless first reoffered to the Subscribers in accordance herewith. Notwithstanding anything to the contrary set forth herein and unless otherwise agreed by the Subscriber, by not later than the end of such 120-day period, the Company shall either confirm in writing to the Subscriber that the Qualified Offering has been abandoned or shall publicly disclose its intention to issue the Covered Securities in the Qualified Offering, in either case in such a manner that the Subscriber will not be in possession of any material, non-public information thereafter. If the Subscriber exercises its preemptive right provided in this Section 9(b) with respect to a Qualified Offering that is an underwritten public offering or an offering made to qualified institutional buyers (as such term is defined in the Commission’s Rule 144A under the 1933 Act) for resale pursuant to Rule 144A under the 1933 Act (a “Rule 144A offering”), a private placement or other offering, whether not registered under the 1933 Act, the Company shall offer and sell the Subscriber, if any such offering is consummated, the Designated Securities (as adjusted, upward to reflect the actual size of such offering when priced but not in excess of each Subscriber’s Subscriber Percentage Interest) at the same price as the Covered Securities are offered to third persons (not including the underwriters or the initial purchasers in a Rule 144A offering that is being reoffered by the initial purchasers) in such offering and shall provide written notice of such price upon the determination of such price.

(c)     Entire Agreement; Assignment. This Agreement and other documents delivered in connection herewith represent the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties. Neither the Company nor the Subscribers have relied on any representations not contained or referred to in this Agreement and the documents delivered herewith. No right or obligation of the Company shall be assigned without prior notice to and the written consent of the Subscribers.

(d)      Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by electronic signature and delivered by electronic mail transmission.

(e)     Law Governing this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada without regard to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the civil or state courts of Nevada or in the federal courts located in Clark County. The parties and the individuals executing this Agreement and other agreements referred to herein or delivered in connection herewith on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

(f)     Specific Enforcement, Consent to Jurisdiction. The Company and Subscriber acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek one or more preliminary and final injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity. Subject to Section 9(e) hereof, each of the Company, Subscriber and any signatory hereto in his personal capacity hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction in Nevada of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

(g)     Equal Treatment of Subscribers. The Company hereby represents, warrants and covenants that, as of the Closing Date and from and after the Closing Date, none of the terms offered to any other persons or entities (“Persons”) with respect to any similar transactions as the transactions contemplated hereunder is or will be more favorable to such other Person than those of the Subscriber under the Transaction Documents. No consideration (including any modification of any Transaction Document) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of such Transaction Documents unless the same consideration is also offered to all of the parties to such Transaction Documents. Further, the Company shall not make any payment of principal or interest on the Notes in amounts which are disproportionate to the respective principal amounts outstanding on the Notes at any applicable time. For clarification purposes, this provision constitutes a separate right granted to each Subscriber by the Company and negotiated separately by each Subscriber, and is intended for the Company to treat the Subscribers as a class and shall not in any way be construed as the Subscribers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

(h)     Independent Nature of Subscribers.     The Company acknowledges that the obligations of each Subscriber under the Transaction Documents are several and not joint with the obligations of any other Subscriber, and no Subscriber shall be responsible in any way for the performance of the obligations of any other Subscriber under the Transaction Documents. The Company acknowledges that each Subscriber has represented that the decision of each Subscriber to purchase Securities has been made by such Subscriber independently of any other Subscriber and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Subscriber or by any agent or employee of any other Subscriber, and no Subscriber or any of its agents or employees shall have any liability to any Subscriber (or any other person) relating to or arising from any such information, materials, statements or opinions.  The Company acknowledges that nothing contained in any Transaction Document, and no action taken by any Subscriber pursuant hereto or thereto shall be deemed to constitute the Subscribers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Subscribers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents.  The Company acknowledges that each Subscriber shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of the Transaction Documents, and it shall not be necessary for any other Subscriber to be joined as an additional party in any proceeding for such purpose.  The Company acknowledges that it has elected to provide all Subscribers with the same terms and Transaction Documents for the convenience of the Company and not because Company was required or requested to do so by the Subscribers.  The Company acknowledges that such procedure with respect to the Transaction Documents in no way creates a presumption that the Subscribers are in any way acting in concert or as a group with respect to the Transaction Documents or the transactions contemplated thereby.

(i)     Potential Conflict of Interest. EMPLOYEES, REPRESENTATIVES AND/OR AFFILIATES OF TRIBAL CAPITAL MARKETS, LLC (PLACEMENT AGENT FOR THE OFFERING) INTEND TO INVEST IN THE OFFERING, WHICH MAY REPRESENT A CONFLICT OF INTEREST.

[THIS SPACE INTENTIONALLY LEFT BLANK]

Signature Page for Individuals:

IN WITNESS WHEREOF, Subscriber has caused this Securities Purchase Agreement to be executed as of the date indicated below.

$______________________(Amount of Note)
Purchase Price

____________________________________	___________________________________
Print or Type Name	Print or Type Name (Joint-owner)

____________________________________	___________________________________
Signature	Signature (Joint-owner)

___________________________________	__________________________________
Date	Date (Joint-owner)

____________________________________	___________________________________
IRS Taxpayer Identification Number	IRS Taxpayer Identification Number (Joint-owner)

___________________________________	____________________________________
Address	Address (Joint-owner)

___________________________________	____________________________________
Telephone Number	Telephone Number

___________________________________	____________________________________
Fax Number	Fax Number

___________________________________	____________________________________
E-mail Address	E-mail Address

Type of Ownership

☐     Individual

☐     Tenants in common

☐     Joint tenants with right of survivorship

☐⁭     Community property (check only if resident of community property state)

☐     Other (please specify:____________________)

Wiring Instructions:

Bank Name:

ABA:

SWIFT:

Tel Number:

Address:

Acct #:

Acct. Name:

Reference: INVO Secured Note Financing

Partnerships, Corporations or Other Entities:

IN WITNESS WHEREOF, Subscriber has caused this Securities Purchase Agreement to be executed as of the date indicated below.

$ ______________________ (Amount of Note)

   Purchase Price

_____________________________________________________________________________

Print or Type Name of Entity

______________________________________________________________________________

Address

______________________________

Telephone Number

______________________________

Fax Number

______________________________

Email Address

____________________________________ Taxpayer I.D. No. (if applicable)	____________________________________ Date

By: ____________________________________	____________________________________
Signature: Name: Title:	Print or Type Name and Indicate Title or Position with Entity

____________________________________ Signature (other authorized signatory)	____________________________________ Print or Type Name and Indicate Title or Position with Entity

Type of Ownership

☐     Corporation

☐     Limited Liability Company

☐     Partnership

☐     Trust

☐     Other (please specify:____________________)

All subscriptions from partnerships, corporations, trusts or limited liability companies must be accompanied by resolutions of the appropriate corporate authority (board of directors, trustee or managing partner or members, as applicable) and trust documents evidencing the authorization and power to make the subscription.

Wiring Instructions:

Wiring Instructions:

Bank Name:

ABA:

SWIFT:

Tel Number:

Address:

Acct #:

Acct. Name:

Reference: INVO Secured Note Financing

ACCEPTANCE BY INVO BIOSCIENCE, INC.

IN WITNESS WHEREOF, the Company has caused this Securities Purchase Agreement to be executed, and the foregoing subscription accepted, as of the date indicated below.

INVO Bioscience, Inc.

By: _________________________________

Name: _____________________________

Title: _______________________________

Date: _______________________, 2020

SECTION A

CONFIDENTIAL PURCHASER QUESTIONNAIRE

Please review, sign on page 32, and return to:

INVO Bioscience, Inc.

5582 Broadcast Court

Sarasota, Florida 34240

Email: steveshum@invobioscience.com

Attention: Chief Executive Officer

CONFIDENTIAL PURCHASER QUESTIONNAIRE

THIS QUESTIONNAIRE WILL BE USED IN CONNECTION WITH THE UNDERSIGNED’S EXPRESSED INTEREST IN A PROPOSED INVESTMENT IN INVO BIOSCIENCE, INC. (THE “COMPANY”).

THE COMPANY SHALL HAVE THE RIGHT TO FULLY RELY ON THE REPRESENTATIONS AND WARRANTIES CONTAINED HEREIN UNTIL SUCH TIME AS THE UNDERSIGNED HAS FURNISHED AN AMENDED CONFIDENTIAL PURCHASER QUESTIONNAIRE.

THIS QUESTIONNAIRE MUST BE ANSWERED FULLY AND RETURNED TO THE COMPANY

THE INFORMATION SUPPLIED IN THIS QUESTIONNAIRE WILL BE HELD IN STRICT CONFIDENCE. NO INFORMATION WILL BE DISCLOSED EXCEPT TO THE EXTENT THAT SUCH DISCLOSURE IS REQUIRED BY LAW OR REGULATION, OTHERWISE DEMANDED BY PROPER LEGAL PROCESS OR IN LITIGATION INVOLVING THE COMPANY AND ITS CONTROLLING PERSONS.

(1)

By initialing one of the categories below, the Subscriber represents and warrants that the Subscriber comes within the category so initialed. The Subscriber agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below. The Subscriber must initial AT LEAST ONE CATEGORY BELOW.

     (i)                The undersigned has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of an investment in the Units and protecting the undersigned’s own interests in this transaction, and does not desire to utilize the services of any other person in connection with evaluating such merits and risks.

     (ii)                The undersigned intends to use or has used the services of a purchaser representative acceptable to the Company (“Purchaser Representative”) in connection with evaluating the merits and risks of an investment in the Securities. The undersigned hereby acknowledges the following named person(s) to be the undersigned’s Purchaser Representative in connection with evaluating the merits and risks of an investment in the Units (a properly filled out Purchaser Representative Questionnaire must be provided with this document):

The advisor’s name, address, and occupation are as follows:

(2)

By initialing one of the categories below, the Subscriber represents and warrants that the Subscriber comes within the category so initialed and has truthfully set forth the factual basis or reason the Subscriber comes within that category. All information in response to this paragraph will be kept strictly confidential. The Subscriber agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below. The Subscriber is not required to initial any Category below, but should do so if the Subscriber falls within such Category.

Category I	The Subscriber is a director or executive officer of the Company.

Category II

The Subscriber is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with the Subscriber’s spouse, presently exceeds $1,000,000, excluding the value of the primary residence of the Subscriber.

Explanation. In calculation of net worth, the Subscriber may include equity in personal property and real estate (other than the primary residence of the Subscriber), including the Subscriber’s cash, short term investments, stocks, securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category III	The Subscriber is an individual (not a partnership, corporation, etc.) who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with the Subscriber’s spouse in excess of $300,000 in each of the two most recent years, and has a reasonable expectation of reaching the same income level in the current year.

Category IV

The undersigned is (i) a bank, as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Act”); (ii) a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; (iii) an insurance company as defined in Section 2(13) of the Act; (iv) an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; (v) a Small Business Investment Company (SBIC) licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; or (vi) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000.

Category V

The undersigned is an (i) employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, (ii) an employee benefit plan with total assets in excess of $5,000,000, or (iii) a self-directed employee benefit plan (including a self-directed individual retirement account or IRA, Keough or SEP plan) with investment decisions made solely by persons that are accredited investors (describe entity).

Category VI	The undersigned is a private business development company as defined in section 202(a) (22) of the Investment Advisors Act of 1940 (describe entity).

Category VII

The undersigned is either a corporation, limited liability company, partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Securities and with total assets in excess of $5,000,000. (describe entity).

Category VIII	The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, where the purchase is directed by a “sophisticated investor” as defined in Regulation 506(b)(2)(ii) under the Act. (Must also answer Question 5 below).

Category IX

The undersigned is an entity (other than a trust) in which all of the equity owners are “accredited investors” within one or more of the above categories. If relying upon this category alone, each equity owner must complete a separate copy of this Purchaser. Questionnaire. (describe entity below)

The undersigned agrees that the undersigned will notify the Company at any time in the event that the representations and warranties in this Purchaser Questionnaire shall cease to be true, accurate and complete.

(2)     Suitability (please answer each question)

(a)	For an individual, please describe your current employment, including the company by which you are employed and its principal business:

(b)	For an individual, please describe any college or graduate degrees held by you:

(c)	For all subscribers, please list types of prior investments:

(d)	For all subscribers, please state whether you have participated in other private placements before:

YES	NO

(e)	If your answer to question (d) above was “YES”, please indicate frequency of such prior participation in private placements of:

	Public Companies	Private Companies
Frequently
Occasionally
Never

(f)	For individuals, do you expect your current level of income to significantly decrease in the foreseeable future?

YES	NO

(g)	For trust, corporate, partnership and other institutional subscribers, do you expect your total assets to significantly decrease in the foreseeable future?

YES	NO

(h)

For all subscribers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you?

YES	NO

(i)	For all subscribers, are you familiar with the risk aspects and the non-liquidity of investments such as the Securities for which you seek to purchase?

YES	NO

(j)	For all subscribers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES	NO

(3)     Manner in which title is to be held: (circle one)

(a)     Individual Ownership

(b)     Community Property

(c)     Joint Tenant with Right of Survivorship (both parties must sign)

(d)     Partnership

(e)     Tenants in Common

(f)     Limited Liability Company

(g)     Corporation

(h)     Trust

(i)     Other

(4)     FINRA Affiliation.

Are you affiliated or associated with an FINRA member firm (please check one):

YES	NO

If Yes, please describe:

_________________________________________________________

_________________________________________________________

_________________________________________________________

*If subscriber is a Registered Representative with an FINRA member firm, have the following acknowledgment signed by the appropriate party:

The undersigned FINRA member firm acknowledges receipt of the notice required by the FINRA Conduct Rules.

_________________________________

Name of FINRA Member Firm

By: ______________________________

Authorized Officer

Date: ____________________________

(5)     For Trust Subscribers

A. Certain trusts generally may not qualify as accredited investors except under special circumstances. Therefore, if you intend to hold securities in whole or in part through a trust, please answer each of the following questions.

Is the trustee of the trust a national or state bank that is acting in its fiduciary capacity in making the investment on behalf of the trust?

YES	NO

B. If the trust is a revocable trust, please complete Question 1 below. If the trust is an irrevocable trust, please complete Question 2 below.

1.     REVOCABLE TRUSTS

Can the trust be amended or revoked at any time by its grantors:

YES	NO

If yes, please answer the following questions relating to each grantor (please add sheets if necessary):

Grantor Name: _________________________

Net worth of grantor (including spouse, if applicable), including home, home furnishings and automobiles exceeds $1,000,000?

YES	NO

OR

Income (exclusive of any income attributable to spouse) was in excess of $200,000 for the prior two taxable years and is reasonably expected to be in excess of $200,000 for the current taxable year?

YES	NO

OR

Income (including income attributable to spouse) was in excess of $300,000 for the prior two taxable years and is reasonably expected to be in excess of $300,000 for the current taxable year?

YES	NO

2.     IRREVOCABLE TRUSTS

If the trust is an irrevocable trust, please answer the following questions:

Please provide the name of each trustee:

Trustee Name: ________________________________________

Trustee Name: ________________________________________

Does the trust have assets greater than $5 million?

Yes ☐                             No ☐

Indicate how often you invest in:

Marketable Securities

Often ☐     Occasionally ☐     Seldom ☐     Never ☐

Restricted Securities

Often ☐     Occasionally ☐     Seldom ☐     Never ☐

Venture Capital Companies

Often ☐     Occasionally ☐     Seldom ☐     Never ☐

This completes the questions applicable to Trust Investors. Please sign below.

The undersigned has been informed of the significance of the foregoing representations and answers contained in this Confidential Purchaser Questionnaire and such representations and answers have been provided with the understanding that the Company, will rely on them.

Date: ________________________	Individual _______________________________ Name of Individual (Please type or print)

Date: ________________________

_______________________________

Signature of Individual

_______________________________

Name of Joint Owner

(Please type or print)

_______________________________

Signature (Joint Owner)

Partnership, Corporation or

Other Entity

_______________________________

Print or Type Entity Name

By: _______________________

Name:

Title:

________________________________

Signature (other authorized signatory, if any)